UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 9, 2010

Structured Products Corp.
on behalf of

CorTS Trust for AFC Capital Trust I
(Exact name of registrant as specified in its charter)

Delaware	001-32094	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the CorTS Trust For AFC Capital Trust I.

Structured Products Corp., the registrant hereunder, acts as depositor of the CorTS Trust for AFC Capital Trust I (the "Trust"). The assets of the Trust  ("the "Term Assets") are described below.  Pursuant to the trust agreement governing the Trust, the Trust has issued 1,444,480 Corporate–Backed Trust Certificates (the "Certificates") representing $36,112,000 aggregate certificate principal balance of Notes.   Pursuant to the trust agreement governing the Trust and the Warrant Agent Agreement, the Trust has issued 36,112 Warrants (the "Call Warrants").  U.S. Bank National Association, in its capacity as Warrant Agent, has received a notice from the holder of the Call Warrants of its intent to exercise all of the Call Warrants to purchase the Term Assets on December 22, 2010.  The exercise of the Call Warrants is conditional upon receipt by the Trustee of the Warrant Exercise Purchase Price by 11:00 a.m. (New York City time) with respect to such exercise on the Exercise Date. If the Trustee receives the Warrant Exercise Purchase Price, by 11:00 a.m. (New York City time) on the Redemption Date, then (i) 1,444,480 Class A Certificates issued by the Trust will be redeemed in full on the Redemption Date at a price of $25.00 per Class A Certificate plus accrued interest of $0.683507 per Class A Certificate to the Redemption Date and (ii) $36,112,000 notional value of Class B Certificates will be redeemed in full with payment of accrued and unpaid interest of $1.612194 per $1,000 Class B Certificate.

If the Certificates are redeemed, no interest will accrue on the Certificates after the Redemption Date.   If the Trustee does not receive the Warrant Exercise Purchase Price, then (i) no Certificates issued by the Trust will be redeemed on the Redemption Date and they will continue to accrue distributions as if no exercise notice had been given and (ii) the Warrantholder may elect to deliver a conditional notice of exercise in the future.

Underlying Securities Issuer(s) or Guarantor, or successor thereto	Exchange Act File Number
The Hanover Insurance Group, Inc.	001-13754

The securities deposited in the CorTS Trust for AFC Capital Trust I were the 8.207% Capital Securities due February 3, 2027 issued by AFC Capital Trust I, which were payable from amounts received on the 8.207% Junior Subordinated Deferrable Interest Debentures issued by Allmerica Financial Corporation, now know as The Hanover Insurance Group, Inc.  On July 30, 2009, The Hanover Insurance Group, Inc. liquidated AFC Capital Trust I and exchanged all outstanding 8.207% Capital Securities due February 3, 2027 for an equal principal amount of 8.207% Junior Subordinated Deferrable Interest Debentures due February 3, 2027.  Accordingly, the Term Assets held in the CorTS Trust for AFC Capital Trust I are the 8.207% Junior Subordinated Deferrable Interest Debentures due February 3, 2027 issued by The Hanover Insurance Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Stanley Louie
Name: Stanley Louie
Title: Vice President, Finance Officer

December 9, 2010